Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that BRET L. BENHAM, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 2, 2008
/s/ Bret L. Benham

BRET L. BENHAM

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 2 nd day of June, 2008, by Bret L. Benham, who I have identified to be the person who signs herein.

/s/ Karen A. Mann

KAREN A. MANN
NOTARY PUBLIC

My Commission Expires: June 2, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that STEPHEN B. GRUPPO, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 4, 2008
/s/ Stephen B. Gruppo

STEPHEN B. GRUPPO

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 4 th day of June, 2008, by STEPHEN B. GRUPPO, who I have identified to be the person who signs herein.

/s/ Elizabeth A. Reed

ELIZABETH A. REED
NOTARY PUBLIC

My Commission Expires: May 31, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NANCY HELLER, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 4, 2008
/s/ Nancy Heller

NANCY HELLER

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 4 th day of June, 2008, by NANCY HELLER, who I have identified to be the person who signs herein.

/s/ Deborah D. Ward

DEBORAH D. WARD
NOTARY PUBLIC

My Commission Expires: July 23, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that HARRY I. KLARISTENFELD, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 2, 2008
/s/ Harry L. Klaristenfeld

HARRY I. KLARISTENFELD

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 2 nd day of June, 2008, by HARRY I. KLARISTENFELD, who I have identified to be the person who signs herein.

/s/ Edith M. Sause

EDITH M. SAUSE
NOTARY PUBLIC

My Commission Expires: November 19, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that MATTHEW KURZWEIL, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 5, 2008
/s/ Matthew Kurzweil

MATTHEW KURZWEIL

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 5 th day of June, 2008, by MATTHEW KURZWEIL, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

MARTHA IRENE DRUMMONDS
NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that LISA MANCINI, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 3, 2008
/s/ Lisa Mancini

LISA MANCINI

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 3 rd day of June, 2008, by LISA MANCINI, who I have identified to be the person who signs herein.

/s/ Karen A. Mann

KAREN A. MANN
NOTARY PUBLIC

My Commission Expires: June 2, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that STEVEN J. MAYNARD, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 2, 2008
/s/ Steven J. Maynard

STEVEN J. MAYNARD

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 2 nd day of June, 2008, by STEVEN J. MAYNARD, who I have identified to be the person who signs herein.

/s/ Karen A. Mann

KAREN A. MANN
NOTARY PUBLIC

My Commission Expires: June 2, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that PETER F. MURPHY III, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 2, 2008
/s/ Peter F. Murphy III

PETER F. MURPHY III

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 2 nd day of June, 2008, by PETER F. MURPHY III, who I have identified to be the person who signs herein.

/s/ Cynthia M. Irvin

CYNTHIA M. IRVIN
NOTARY PUBLIC

My Commission Expires: August 12, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that CRAIG K. NORDYKE, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 2, 2008
/s/ Craig K. Nordyke

CRAIG K. NORDYKE

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 2 nd day of June, 2008, by CRAIG K. NORDYKE, who I have identified to be the person who signs herein.

/s/ Karen A. Mann

KAREN A. MANN
NOTARY PUBLIC

My Commission Expires: June 2, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that DOUGLAS A. ROTHERMICH, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 2, 2008
/s/ Douglas A. Rothermich

DOUGLAS A. ROTHERMICH

State of Missouri	)
	)	ss.
County of St. Louis	)

SUBSCRIBED AND SWORN to before me this 2 nd day of June, 2008, by DOUGLAS A. ROTHERMICH, who I have identified to be the person who signs herein.

/s/ Timothy J. Prosser

TIMOTHY J. PROSSER
NOTARY PUBLIC

My Commission Expires: January 7, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that SUSAN E. TANNEHILL, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 2, 2008
/s/ Susan E. Tannehill

SUSAN E. TANNEHILL

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 2 nd day of June, 2008, by SUSAN E. TANNEHILL, who I have identified to be the person who signs herein.

/s/ Wanda S. Ezell

WANDA S. EZELL
NOTARY PUBLIC

My Commission Expires: September 19, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that WAYNE B. WILLIAMS, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Investment Horizon Annuity, filed with the Securities and Exchange Commission under Registration No. 333-149714, for sale and operation of TIAA-CREF Life Insurance Company Separate Account MVA-1 in order to comply with the Securities Act of 1933, and other applicable federal laws, including, without limitation the filing of (a) any pre-effective or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from applicable federal laws, rules or regulations; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: June 3, 2008
/s/ Wayne B. Williams

WAYNE B. WILLIAMS

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 3rd day of June, 2008, by WAYNE B. WILLIAMS, who I have identified to be the person who signs herein.

/s/ Elizabeth A. Reed

ELIZABETH A. REED
NOTARY PUBLIC

My Commission Expires: May 31, 2010